Exhibit 4.2

Execution Version

Teledyne Technologies Incorporated

and

U.S. Bank National Association,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of March 22, 2021

to the Indenture dated as of March 22, 2021

0.650% Notes due 2023

0.950% Notes due 2024

1.600% Notes due 2026

2.250% Notes due 2028

2.750% Notes due 2031

TABLE OF CONTENTS

ARTICLE 1
APPLICATION OF FIRST SUPPLEMENTAL INDENTURE

Section 1.01. Application of First Supplemental Indenture	1

ARTICLE 2
DEFINITIONS

Section 2.01. Certain Terms Defined in the Indenture	2
Section 2.02. Definitions	2

ARTICLE 3
FORM AND TERMS OF THE NOTES

Section 3.01. Form and Dating	6
Section 3.02. Terms of the Notes	7
Section 3.03. Optional Redemption	8
Section 3.04. Repurchase of Notes upon a Change of Control	10
Section 3.05. Special Mandatory Redemption	11

ARTICLE 4
CERTAIN COVENANTS

Section 4.01. Restrictions on Secured Debt	12
Section 4.02. Restrictions on Sale and Leaseback Transactions	14
Section 4.03. Guarantees	15

ARTICLE 5
EVENTS OF DEFAULT

Section 5.01. Events of Default	15
Section 5.02. Acceleration of Maturity; Recession	16

ARTICLE 6
CONSOLIDATION, MERGERS, SALE OF ASSETS

Section 6.01. Consolidation, Merger and Sale of Assets	17

ARTICLE 7
GUARANTEE

Section 7.01. Guarantee	17
Section 7.02. Limitation on Guarantor Liability	18
Section 7.03. Execution and Delivery of Guarantee	18
Section 7.04. Guarantors May Consolidate, etc., on Certain Terms	19
Section 7.05. Release of a Subsidiary Guarantor	19

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FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of March 22, 2021, between Teledyne Technologies Incorporated, a Delaware corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of March 22, 2021 (the “Base Indenture,” and together with this First Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more series as provided in the Indenture;

WHEREAS, Section 9.01 of the Base Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Base Indenture, without the consent of any Holders of Securities, to establish the form of any Security, as permitted by the Base Indenture, and to provide for the issuance of the Notes (as defined below), as permitted by the Base Indenture, and to set forth the terms thereof;

WHEREAS, the Company desires to execute this First Supplemental Indenture, pursuant to Section 2.01 of the Base Indenture, to establish the form and, pursuant to Section 3.01 of the Base Indenture, to provide for the issuance, of $300,000,000 in aggregate principal amount of its 0.650% Notes due 2023 (the “2023 Notes”), $450,000,000 in aggregate principal amount of its 0.950% Notes due 2024 (the “2024 Notes”), $450,000,000 in aggregate principal amount of its 1.600% Notes due 2026 (the “2026 Notes”), $700,000,000 in aggregate principal amount of its 2.250% Notes due 2028 (the “2028 Notes”) and $1,100,000,000 in aggregate principal amount of its 2.750% Notes due 2031 (the “2031 Notes” and, together with the 2023 Notes, the 2024 Notes, the 2026 Notes and the 2028 Notes, the “Notes”). Each series of the Notes is a series of Securities as referred to in Section 3.01 of the Base Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture;

WHEREAS, all things necessary have been done by the Company to make this First Supplemental Indenture, when executed and delivered by the Company, a valid supplement to the Indenture; and

WHEREAS, all things necessary have been done by the Company to make the Notes, when executed by the Company and authenticated and delivered in accordance with the provisions of the Base Indenture, the valid obligations of the Company;

NOW, THEREFORE, in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

ARTICLE 1

APPLICATION OF FIRST SUPPLEMENTAL INDENTURE

Section 1.01. Application of First Supplemental Indenture. Notwithstanding any other provision of this First Supplemental Indenture, all provisions of this First Supplemental Indenture are expressly and solely for the benefit of the Holders of the Notes, and any such provisions shall not be deemed to apply to any other securities issued under the Base Indenture and shall not be deemed to amend, modify or supplement the Base Indenture for any purpose other than with respect to the Notes. Unless otherwise expressly specified, references in this First Supplemental Indenture to specific Article numbers or Section numbers refer to Articles and Sections contained in this First Supplemental Indenture as they amend or supplement the Base Indenture, and not the Base Indenture or any other document. All Initial Notes and Additional Notes, if any, shall be treated as a single class for all purposes of the Indenture, including waivers, amendments, redemptions and offers to purchase.

ARTICLE 2

DEFINITIONS

Section 2.01. Certain Terms Defined in the Indenture. For purposes of this First Supplemental Indenture, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Base Indenture, as amended hereby.

Section 2.02. Definitions. (a) For the benefit of the Holders of the Notes, the following terms shall have the meanings set forth in this Section 2.02:

“Additional Notes” has the meaning specified in Section 3.02(b) of this First Supplemental Indenture.

“Attributable Debt” in the context of a Sale and Leaseback Transaction means, as of any particular time, what the Company determines in good faith to be the present value, discounted at the interest rate implicit in the lease involved in such Sale and Leaseback Transaction, of the lessee’s obligation under the lease for rental payments during the remaining term of the lease, as it may be extended. For the purposes of this definition, any amounts the lessee must pay, whether or not designated as rent or additional rent, on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges or any amounts lessee must pay under the lease contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges are not included in the determination of lessee’s obligations under the lease.

“Bankruptcy Law” means Title 11, United States Code, or any similar U.S. federal or state law or law of any other jurisdiction relating to bankruptcy, insolvency, winding-up, liquidation, reorganization or relief of debtors.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized or required by law to close.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s properties or assets and the properties or assets of its Subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of the Company’s Voting Stock representing a majority of the voting power of our then outstanding Voting Stock; (3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing a majority of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction; or (4) the adoption by the Company’s stockholders of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction (or series of related transactions) will not be deemed to involve a Change of Control under clause (2) above if (i) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means, with respect to a series of the Notes, the rating of the Notes is lowered by three Rating Agencies (if the Notes are at such time rated by three Rating Agencies) or by two Rating Agencies (if the Notes are at such time rated by two Rating Agencies) below Investment Grade on any date during the period (the “Trigger Period”) commencing on the earlier of (a) the occurrence of a Change of Control and (b) the first public announcement by the Company of any Change of Control (or pending Change of Control), and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change); provided that a Change of Control Triggering Event will not be deemed to have occurred in respect of a particular Change of Control if each applicable Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control.

Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose that the 2024 Notes mature on the 2024 Par Call Date, the 2026 Notes mature on the 2026 Par Call Date, the 2028 Notes mature on the 2028 Par Call Date, and the 2031 Notes mature on the 2031 Par Call Date, as applicable) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of those Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Consolidated Net Tangible Assets” means, as of any particular time, the total amount of assets minus: (a) all applicable reserves; (b) all current liabilities (excluding any liabilities which are by their terms extendible or renewable at the option of the obligor to a time more than 12 months after the time as of which the amount thereof is being computed and excluding current maturities of long-term indebtedness); and (c) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as shown in the audited consolidated balance sheet of the Company and subsidiaries contained in the Company’s then most recent annual report to stockholders.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States, any state in the United States or the District of Columbia.

“Fitch” means Fitch Ratings Inc., or any successor to the rating agency business thereof.

“FLIR Acquisition” means the two-step merger pursuant to the Agreement and Plan of Merger dated January 4, 2021, among the Company, FLIR, Firework Merger Sub I, Inc. and Firework Merger Sub II, LLC, resulting in FLIR becoming a wholly owned subsidiary of the Company.

“FLIR” means FLIR Systems, Inc, a Delaware corporation.

“FLIR Notes” means the senior notes issued under the Indenture dated as of August 3, 2020, as supplemented by the First Supplemental Indenture dated as of August 3, 2020, each between FLIR and U.S. Bank National Association, as trustee, as such indenture may be further supplemented, amended, restated or modified from time to time.

“Funded Debt” means all indebtedness for money borrowed which by its terms matures more than 12 months after the time of the computation of this amount or which is extendible or renewable at the option of the obligor on this indebtedness to a time more than 12 months after the time of the computation of this amount or which is classified, in accordance with U.S. generally accepted accounting principles, as long-term debt on the consolidated balance sheet for the most-recently ended fiscal quarter (or if incurred subsequent to the date of such balance sheet, would have been so classified) of the Person for which the determination is being made.

“Global Notes” means the Notes in the form of Global Securities issued to the Depositary or its nominee, substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E, as applicable.

“Guarantee” means the guarantee by any Guarantor of the Company’s obligations under this First Supplemental Indenture with respect to a series of Notes, executed pursuant to the provisions of this First Supplemental Indenture.

“Guarantor” means any Domestic Subsidiary of the Company that executes a Guarantee pursuant to the provisions of this First Supplemental Indenture.

“Initial Notes” has the meaning specified in Section 3.02(b) of this First Supplemental Indenture.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P and Fitch (or its equivalent under any successor rating category of S&P or Fitch, as applicable), and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company under the circumstances permitting the Company to select a replacement Rating Agency and in the manner for selecting a replacement Rating Agency, in each case as set forth in the definition of “Rating Agency.”

“Issue Date” means the date on which the Notes are initially issued.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and any successor to its rating agency business.

“Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“Officer” means the Executive Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary of the specified Person.

“Par Call Date” means (i) with respect to the 2024 Notes, April 1, 2022 (the “2024 Par Call Date”), (ii) with respect to the 2026 Notes, March 1, 2026 (the “2026 Par Call Date”), (iii) with respect to the 2028 Notes, February 1, 2028 (the “2028 Par Call Date”) and (iv) with respect to the 2031 Notes, January 2, 2031 (the “2031 Par Call Date”).

“Principal Property” means any plant, warehouse, office building, facility or parcel of real property located within the United States of America, having a gross book value in excess of 1% of Consolidated Net Tangible Assets at the time of determination thereof and owned by the Company or any Restricted Subsidiary, in each case other than any such plant, warehouse, office building, facility or parcel of real property, or any portion of such plant, warehouse, office building, facility or parcel of real property, which, in the opinion of the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries taken as a whole.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Rating Agency” means each of Fitch, Moody’s and S&P; provided, that if Fitch, Moody’s or S&P ceases to provide rating services to issuers or investors, the Company may appoint another “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act as a replacement for such Rating Agency; provided further, that the Company give notice of such appointment to the Trustee.

“Reference Treasury Dealer” means (1) BofA Securities, Inc., J.P. Morgan Securities LLC, a Primary Treasury Dealer selected by U.S. Bancorp Investments, Inc., or an affiliate or successor of any of the foregoing; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer, and (2) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Restricted Subsidiary” means any Subsidiary (a) substantially all of the property of which is located, or that conducts substantially all of its business within the United States of America (other than its territories or possessions and other than Puerto Rico) and (b) which owns a Principal Property; provided, however, that any Subsidiary which is principally engaged in financing operations outside the United States of America or which is principally engaged in leasing or financing installment receivables shall not be deemed a Restricted Subsidiary for purposes of this First Supplemental Indenture.

“Sale and Leaseback Transaction” has the meaning specified in Section 4.02 of this First Supplemental Indenture.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor to its rating agency business.

“Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to: (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the applicable Comparable Treasury Issue; provided that, if no maturity is within three months before or after the remaining term of the applicable series of Notes to be redeemed, yields for the two published maturities most closely corresponding to the applicable Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, calculated using a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

ARTICLE 3

FORM AND TERMS OF THE NOTES

Section 3.01. Form and Dating.

(a) The Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D and Exhibit E, as applicable, attached hereto, which are hereby incorporated into this First Supplemental Indenture. The Notes shall be executed on behalf of the Company by an Officer of the Company. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes and any beneficial interest in the Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(b) The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of the Indenture, and the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(c) Global Notes. The Notes shall be issued initially in the form of fully registered Global Securities (the “Global Notes”), which shall be deposited on behalf of the purchasers of the Notes represented thereby with The Depository Trust Company, New York, New York (the “Depositary”) and registered in the name of Cede & Co., the Depositary’s nominee, duly executed by the Company and authenticated by the Trustee.

(d) Book-Entry Provisions. This Section 3.01(d) shall apply only to the Global Notes deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 3.01(d), authenticate and deliver the Global Notes that shall be registered in the name of the Depositary or the nominee of the Depositary and shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions.

(e) Paying Agent. The Company initially appoints the Trustee as the Security Registrar and Paying Agent for the payment of the principal of (and premium, if any) and interest on the Notes and the office of the Trustee at U.S. Bank National Association, in the contiguous United States, which shall initially be the Corporate Trust Office, is hereby designated as the Place of Payment where the Notes may be presented for payment.

Section 3.02. Terms of the Notes. The following terms relating to each series of the Notes are hereby established:

(a) Title. The 2023 Notes shall constitute a series of Securities having the title “0.650% Notes due 2023”; the 2024 Notes shall constitute a series of Securities having the title “0.950% Notes due 2024”; the 2026 Notes shall constitute a series of Securities having the title “1.600% Notes due 2026”; the 2028 Notes shall constitute a series of Securities having the title “2.250% Notes due 2028”; and the 2031 Notes shall constitute a series of Securities having the title “2.750% Notes due 2031.”

(b) Principal Amount. Except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07 of the Base Indenture, the aggregate principal amount of the 2023 Notes that may be initially authenticated and delivered under the Indenture (the “Initial 2023 Notes”) shall be $300,000,000; the aggregate principal amount of the 2024 Notes that may be initially authenticated and delivered under the Indenture (the “Initial 2024 Notes”) shall be $450,000,000; the aggregate principal amount of the 2026 Notes that may be initially authenticated and delivered under the Indenture (the “Initial 2026 Notes”) shall be $450,000,000; the aggregate principal amount of the 2028 Notes that may be initially authenticated and delivered under the Indenture (the “Initial 2028 Notes”) shall be $700,000,000; and the aggregate principal amount of the 2031 Notes that may be initially authenticated and delivered under the Indenture (the “Initial 2031 Notes” and, together with the Initial 2023 Notes, the Initial 2024 Notes, the Initial 2026 Notes and the Initial 2028 Notes, the “Initial Notes”) shall be $1,100,000,000. The Company may from time to time, without the consent of the Holders of Notes, issue additional Notes with respect to each series of the Notes (in any such case, with respect to the 2023 Notes, the “Additional 2023 Notes,” with respect to the 2024 Notes, the “Additional 2024 Notes,” with respect to the 2026 Notes, the “Additional 2026 Notes,” with respect to the 2028 Notes, the “Additional 2028 Notes,” with respect to the 2031 Notes, the “Additional 2031 Notes” and, the Additional 2023 Notes, the Additional 2024 Notes, the Additional 2026 Notes, the Additional 2028 Notes and the Additional 2031 Notes collectively, the “Additional Notes”) having the same ranking and the same interest rate, Maturity and other terms as the applicable Initial Notes except for the Issue Date and the first payment of interest thereon. Any Additional Notes and the Initial Notes of the same series shall constitute a single series under the Indenture and all references to the Notes of such series shall include the applicable Initial Notes and any applicable Additional Notes unless the context otherwise requires.

(c) Maturity Date. The entire outstanding principal amount of the 2023 Notes shall be payable on April 1, 2023; the entire outstanding principal amount of the 2024 Notes shall be payable on April 1, 2024; the entire outstanding principal amount of the 2026 Notes shall be payable on April 1, 2026; the entire outstanding principal amount of the 2028 Notes shall be payable on April 1, 2028; and the entire outstanding principal amount of the 2031 Notes shall be payable on April 1, 2031.

(d) Interest Rate. The rate at which the 2023 Notes shall bear interest shall be 0.650% per annum; the rate at which the 2024 Notes shall bear interest shall be 0.950% per annum; the rate at which the 2026 Notes shall bear interest shall be 1.600% per annum; the rate at which the 2028 Notes shall bear interest shall be 2.250% per annum; and the rate at which the 2031 Notes shall bear interest shall be 2.750% per annum. The date from which interest shall accrue on the Notes shall be March 22, 2021, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes shall be April 1 and October 1 of each year, beginning October 1, 2021; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the Notes are registered (which shall initially be the Depositary) at the close of business on the regular record date for such interest, which shall be the March 15 or September 15, as the case may be, preceding such Interest Payment Date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. For so long as the Notes are represented in global form by one or more Global Securities, all payments of principal (and premium, if any) and interest shall be made by wire transfer of immediately available funds to the Depositary or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes. In the event that definitive Notes shall have been issued, all payments of principal (and premium, if any) and interest shall be made by wire transfer of immediately available funds to the accounts of the registered Holders thereof; provided, that the Company may elect to make such payments at the office of the Paying Agent in the contiguous United States; and provided further, that the Company may at its option pay interest by check to the registered address of each Holder of a definitive Note. If an Interest Payment Date falls on a date that is not a Business Day, then interest will be paid on the next day that is a Business Day, and no interest on such payment will accrue for the period from and after such Interest Payment Date.

(e) Currency. The currency of denomination of the Notes is United States Dollars. Payment of principal of and interest and premium, if any, on the Notes shall be made in United States Dollars.

(f) Redemption; Sinking Fund. Except as provided in this Article 3, the Company shall have no obligation to redeem, purchase or repay the Notes pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof.

(g) Ranking. The Notes will be senior unsecured obligations of the Company. The payment of the principal of, premium, if any, and interest on the Notes will (i) rank equally in right of payment with all other indebtedness of the Company that is not by its terms expressly subordinated to other indebtedness of the Company, (ii) rank senior in right of payment to all indebtedness of the Company that is, by its terms, expressly subordinated to the senior indebtedness of the Company and (iii) be effectively subordinated to the secured indebtedness of the Company to the extent of the value of the collateral securing such indebtedness and to the existing and future liabilities of the Company’s subsidiaries.

Section 3.03. Optional Redemption.

(a) The provisions of Article Eleven of the Base Indenture, as supplemented by the provisions of this First Supplemental Indenture, shall apply to the Notes.

(b) The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time at the following Redemption Prices:

(i) with respect to the 2023 Notes, upon redemption prior to April 1, 2023, the Company shall pay a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2023 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date;

(ii) with respect to the 2024 Notes, upon redemption prior to the 2024 Par Call Date, the Company shall pay a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2024 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2024 Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date;

(iii) with respect to the 2026 Notes, upon redemption prior to the 2026 Par Call Date, the Company shall pay a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2026 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2026 Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date;

(iv) with respect to the 2028 Notes, upon redemption prior to the 2028 Par Call Date, the Company shall pay a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2028 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2028 Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date;

(v) with respect to the 2031 Notes, upon redemption prior to the 2031 Par Call Date, the Company shall pay a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2031 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2031 Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date; and

(vi) upon redemption on or after the 2024 Par Call Date (with respect to the 2024 Notes), the 2026 Par Call Date (with respect to the 2026 Notes), the 2028 Par Call Date (with respect to the 2028 Notes), and the 2031 Par Call Date (with respect to the 2031 Notes), the Company shall pay a Redemption Price equal to 100% of the aggregate principal amount of such Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to, but not including, the Redemption Date.

(c) Any notice to holders of Notes of any redemption will include the appropriate calculation of the Redemption Price, but does not need to include the Redemption Price itself. The actual Redemption Price, calculated as described above, will be set forth in an Officer’s Certificate of the Company delivered to the Trustee and to Holders of the Notes no later than two Business Days prior to the Redemption Date. The Company may provide in a notice of redemption that payment of such Redemption Price and performance of the Company’s obligations with respect to such redemption or purchase may be performed by another Person.

(d) If less than all of the Notes of a particular series are redeemed at any time and the Notes of such series are Global Notes held by the Depositary, the Depositary will select the Notes to be redeemed in accordance with its operational arrangements. If the Notes are not Global Notes held by the Depositary, the Company will select Notes called for redemption in part on a pro rata basis or on as nearly a pro rata basis as is practicable; provided that Notes in principal amounts of $2,000 or less shall be redeemed in whole and not in part. In the case of Notes represented by a Global Security, the outstanding principal amount of the Global Security representing the Notes will be reduced by book-entry. Notes called for redemption become due on the Redemption Date, subject to the satisfaction of any conditions precedent provided in the notice of redemption. On and after the Redemption Date, interest stops accruing on Notes or portions of them called for redemption (unless there is a default in the payment thereof).

(e) If a Redemption Date falls on a date that is not a Business Day, then the Redemption Price will be paid on the next day that is a Business Day, and no interest on such payment will accrue for the period from and after such Redemption Date.

Section 3.04. Repurchase of Notes upon a Change of Control.

(a) If a Change of Control Triggering Event occurs with respect to the Notes, unless the Company has exercised its right to redeem the Notes as provided in Section 3.03 hereof, each Holder of Notes will have the right to require the Company to make an offer (a “Change of Control Offer”) to each Holder of a Note to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth in this Section 3.04 and in the Notes. In a Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (a “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall send a notice to Holders of the Notes, describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is sent (a “Change of Control Payment Date”), pursuant to the procedures required by the Notes and described in such notice. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control occurring on or prior to the Change of Control Payment Date.

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(c) The Company shall not be required to make a Change of Control Offer with respect to the Notes upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party purchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment on the Change of Control Payment Date.

(d) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict and compliance.

(e) If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described in this Section 3.04, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described herein, to redeem all Notes that remain outstanding following such purchase at a Redemption Price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on a record date to receive interest on the relevant Interest Payment Date).

Section 3.05. Special Mandatory Redemption.

(a) If the closing of the FLIR Acquisition has not occurred on or prior to the earlier of (i) December 31, 2021 and (ii) the date the Merger Agreement, including any amendment thereof, is terminated, according to its terms (each, a “Special Mandatory Redemption Event”), the Company shall redeem the 2023 Notes, the 2024 Notes, the 2026 Notes, and the 2031 Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest on the principal amount of such Notes to but excluding the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). Upon the occurrence of a Special Mandatory Redemption Event, the Company shall promptly (but in no event later than five calendar days following such Special Mandatory Redemption Event) cause notice to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “Redemption Notice Date”). The notice shall inform Holders that the Notes will be redeemed on the tenth calendar day (or if such day is not a Business Day, the first Business Day thereafter) following the Redemption Notice Date (such date, the “Special Mandatory Redemption Date”) and that all of the outstanding Notes to be redeemed shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of the Notes. On the Business Day immediately preceding the Special Mandatory Redemption Date, the Company shall deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price. If such deposit is made as provided above, the Notes to be redeemed will cease to bear interest on and after the Special Mandatory Redemption Date.

(b) Upon the completion of the FLIR Acquisition, the foregoing provisions regarding special mandatory redemption will cease to apply.

ARTICLE 4

CERTAIN COVENANTS

The following covenants shall be applicable to the Company for so long as any of the Notes are Outstanding. Nothing in this Article will, however, affect the Company’s rights or obligations under any other provision of the Base Indenture or this First Supplemental Indenture.

Section 4.01. Restrictions on Secured Debt.

(a) The Company will not, nor will it permit any Restricted Subsidiary to, create, incur, issue, assume or guarantee any indebtedness for borrowed money (hereinafter called “indebtedness”) secured by a mortgage, security interest, pledge or lien (hereinafter called “mortgage”) on or upon any Principal Property or on any capital stock or indebtedness of any Restricted Subsidiary (whether such Principal Property, capital stock or indebtedness is now owned or hereafter acquired) without in any such case ensuring that the Securities (together with, if the Company shall so determine, any other indebtedness created, incurred, issued, assumed or guaranteed by the Company or any Restricted Subsidiary and then existing or thereafter created) shall be secured by such mortgage equally and ratably with (or, at the option of the Company, prior to) such indebtedness, so long as such indebtedness shall be so secured.

(b) The provisions of Section 4.01(a) shall not, however, apply to any indebtedness secured by any one or more of the following:

(1) mortgages existing on the Issue Date;

(2) mortgages of or upon any property acquired, constructed or improved by, or of or upon any capital stock or indebtedness acquired by, the Company or any Restricted Subsidiary after the date hereof to (i) secure the payment of all or any part of the purchase price of such property, capital stock or indebtedness upon the acquisition thereof or (ii) secure indebtedness incurred, assumed or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of such property, capital stock or indebtedness or of the cost of any construction or improvements on such properties, in each case, to the extent that the indebtedness is incurred, assumed or guaranteed prior to or within 365 days after the later of the applicable acquisition, construction or improvement of such property, as the case may be, provided, that in the case of any such acquisition, construction or improvement the mortgage shall not apply to any property, capital stock or indebtedness theretofore owned by the Company or any Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved or substantially unimproved real property on which the property so constructed or the improvement is located;

(3) except to the extent created in anticipation of the acquisition of any Person, mortgages of or upon any property, capital stock or indebtedness existing at the time of acquisition thereof by the Company or any Restricted Subsidiary;

(4) except to the extent created in anticipation of the merger or consolidation with any Person, mortgages of or upon any property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Restricted Subsidiary or existing at the time of a sale or transfer of all or substantially all of the properties of a Person to the Company or any Restricted Subsidiary;

(5) mortgages of or upon any property of, or capital stock or indebtedness of, a Person existing at the time such Person becomes a Restricted Subsidiary;

(6) mortgages to secure indebtedness of any Restricted Subsidiary to the Company or to another Restricted Subsidiary or Subsidiary;

(7) mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or political subdivision, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of the property, capital stock or indebtedness subject to such mortgages, or the cost of constructing or improving the property subject to such mortgages;

(8) mortgages for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the Company’s books in conformity with generally accepted accounting principles;

(9) mortgages imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like mortgages arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(10) mortgages to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(11) mortgages in favor of only the Company or one or more of the Restricted Subsidiaries;

(12) mortgages in favor of the Trustee securing indebtedness owed under the Indenture to the Trustee and granted in accordance with the Indenture;

(13) mortgages to secure (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements; (2) other agreements or arrangements designed to manage interest rates or interest rate risk; (3) other agreements or arrangements designed to protect against fluctuations in currency exchange rates or commodity prices; and (4) other agreements or arrangements designed to protect against fluctuations in equity prices.

(14) judgment liens, so long as the finality of such judgment is being contested in good faith and execution thereon is stayed;

(15) easements or similar encumbrances, the existence of which does not impair the use of the property subject thereto for the purposes for which it is held or was acquired;

(16) leases and landlords’ mortgages on fixtures and movable property located on premises leased in the ordinary course of business, so long as the rent secured thereby is not in default; and

(17) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any mortgage referred to in the foregoing clauses (1) through (16), inclusive, provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property (plus improvements and construction on such property), capital stock or indebtedness which was subject to the mortgage so extended, renewed or replaced.

(c) Notwithstanding the provisions of Section 4.01(a), the Company or any Restricted Subsidiary may, without equally and ratably securing the Notes, issue, assume or guarantee indebtedness secured by a mortgage not excepted by clauses (1) through (17) of Section 4.01(b), if the total amount of the following does not at the time exceed the greater of (i) 15% of Consolidated Net Tangible Assets and (ii) $385.3 million:

(i) such indebtedness; plus

(ii) all other indebtedness that the Company and its Restricted Subsidiaries have incurred or have guaranteed existing at such time and secured by mortgages not so excepted; plus

(iii) the Attributable Debt existing in respect of Sale and Leaseback Transactions existing at such time; provided, however, that Attributable Debt with respect to the following types of Sale and Leaseback Transactions will not be included for the purposes of calculating Attributable Debt in the preceding sentence:

(A) Sale and Leaseback Transactions in respect of which an amount (equaling at least the greater of the net proceeds of the sale of property or the fair market value of the property) is used within 365 days after the effective date of the arrangement to make non-mandatory prepayments on unsubordinated long-term indebtedness, retire unsubordinated long-term indebtedness or acquire, construct or improve a manufacturing plant or facility which is, or upon completion will be, a Principal Property; and

(B) Sale and Leaseback Transactions in which the property involved would have been permitted to be mortgaged under clause (2) or (7) of Section 4.01(b).

Section 4.02. Restrictions on Sale and Leaseback Transactions. The Company will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property whether now owned or hereafter acquired (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company and any Restricted Subsidiary, between any Restricted Subsidiary and the Company or between Restricted Subsidiaries), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to any Person with the intention of taking back a lease of such property (herein referred to as a “Sale and Leaseback Transaction”), unless: (i) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled pursuant to clause (2) or (7) of Section 4.01(b), without equally and ratably securing the Securities, to create, incur, issue, assume or guarantee indebtedness secured by a mortgage on such property, or (ii) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled pursuant to Section 4.01(c), without equally and ratably securing the Securities, to create, incur, issue, assume or guarantee indebtedness secured by a mortgage on such property in an amount at least equal to the Attributable Debt in respect of such Sale and Leaseback Transaction or (iii) the Company shall apply, within 365 days of the effective date of any such arrangement, an amount not less than the greater of (x) the net proceeds of the sale of such property or (y) the fair market value (as determined by the Board of Directors) of such property to either the prepayment or retirement (other than any mandatory prepayment or retirement) of Funded Debt or to the acquisition, construction or improvement of a manufacturing plant or manufacturing facility which is, or upon such acquisition, construction or improvement will be, a Principal Property.

Section 4.03. Guarantees. The Company shall promptly, and in any event not later than thirty days, after the consummation of the FLIR Acquisition (to the extent the FLIR Notes are outstanding at such time), cause Teledyne FLIR, LLC to become a Guarantor of the Notes by executing and delivering to the Trustee a supplemental indenture substantially in the form attached hereto as Exhibit F, providing for the Guarantee of the payment of the Notes by Teledyne FLIR, LLC, and delivering to the Trustee documents of the types required by the Indenture, including an Officer’s Certificate and an Opinion of Counsel, stating that such supplemental indenture is authorized and permitted and all conditions precedent in the Indenture have been complied with. Such Guarantee shall be pari passu with such Guarantor’s obligations under the FLIR Notes. Such Guarantor shall be automatically and unconditionally released from such Guarantee and the obligations thereunder if (i) it ceases to be a Subsidiary of the Company as result of a transaction permitted under the Indenture, (ii) the FLIR Notes are redeemed or repaid in full or (iii) the FLIR Notes are assumed by the Company and such Guarantor is released from all its obligations thereunder. Notwithstanding the preceding provisions of this Section 4.03, any Guarantee shall provide by its terms that it shall be automatically and unconditionally released and discharged under the circumstances described under Section 7.05.

ARTICLE 5

EVENTS OF DEFAULT

Section 5.01. Events of Default.

Solely for the benefit of the Holders of the Notes, Section 5.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

““Event of Default”, wherever used herein with respect to a series of the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) a failure to pay interest upon any Note of such series that continues for a period of 30 days after payment is due;

(b) a failure to pay the principal or premium, if any, on any Note of such series when due upon maturity, redemption, acceleration or otherwise;

(c) a failure to comply with any of the Company’s or of any of the Guarantors’ other agreements contained in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), for a period of 90 days after written notice to the Company of such failure from the Trustee (or to the Company and the Trustee from the Holders of at least 25% of the principal amount of the Notes of such series then outstanding);

(d) (i) a failure to make any payment at maturity, including any applicable grace period, of any indebtedness of the Company in an amount in excess of $100,000,000 aggregate principal amount and continuance of this failure to pay or (ii) a default on any of the Company’s indebtedness which default results in the acceleration of indebtedness in an aggregate principal amount in excess of $100,000,000 without such indebtedness having been discharged or the acceleration having been cured, waived, rescinded or annulled, within, in the case of clause (i) or (ii) above, 30 days after the Company receives written notice from the Trustee or the Trustee receives notice from the Holders of at least 25% in aggregate principal amount of the Notes of such series then outstanding; provided, however, that if the failure, default or acceleration referred to in clause (i) or (ii) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default shall be deemed cured; or

(e) the Company pursuant to or within the meaning of any Bankruptcy Law:

(i) commences a voluntary insolvency proceeding;

(ii) consents to the entry of an order for relief against it in an involuntary insolvency proceeding or consents to its dissolution or winding-up;

(iii) consents to the appointment of a custodian of it or for any substantial part of its property; or

(iv) makes a general assignment for the benefit of its creditors; and

(f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i) is for relief against the Company in an involuntary insolvency proceeding;

(ii) appoints a custodian of the Company or for any substantial part of its property;

(iii) orders the winding-up, liquidation or dissolution of the Company; or

(iv) orders the presentation of any plan or arrangement, compromise or reorganization of the Company;

and in each such case the order or decree remains unstayed and in effect for 90 days.”

Section 5.02. Acceleration of Maturity; Recession. Subject to Section 6.01 of the Base Indenture, in case an Event of Default shall occur and be continuing with respect to the Notes of a particular series, the Trustee shall be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders of the applicable Notes, unless such Holders shall have offered, and if requested, provided to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion. Subject to Section 5.07 of the Base Indenture, the Holders of a majority in aggregate principal amount of the Notes of a particular series then outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to such Notes.

ARTICLE 6

CONSOLIDATION, MERGERS, SALE OF ASSETS

Section 6.01. Consolidation, Merger and Sale of Assets. Solely for the benefit of the Holders of the Notes, Section 8.01 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

“The Company shall not consolidate with or merge into any other Person or convey, sell, transfer or lease (as lessor) its properties and assets as, or substantially as, an entirety to any Person, unless:

(a) (i) in the case of a merger, the Company is the surviving Person, or (ii) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company as, or substantially as, an entirety shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

(b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall exist; and

(c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article.

If, upon any such consolidation or merger, or upon any such conveyance, sale, transfer or lease, as provided above, any Principal Property of the Company or any capital stock or indebtedness of any Restricted Subsidiary, owned immediately prior to the transaction, would thereupon become subject to any mortgage, security interest, pledge or lien securing any indebtedness for borrowed money of, or guaranteed by, such other corporation (other than any mortgage, security interest, pledge or lien permitted as described in Section 4.01), the Company, prior to such consolidation, merger, lease, sale or transfer, will, by executing and delivering to the Trustee a supplemental indenture, secure the due and punctual payment of the principal of, and any premium and interest on, the Notes (together with, if the Company shall so determine, any other indebtedness of, or guaranteed by, the Company or any Restricted Subsidiary and then existing or thereafter created) equally and ratably with (or, at the Company’s option, prior to) the indebtedness secured by such mortgage, security interest, pledge or lien.”

ARTICLE 7

GUARANTEE

Section 7.01. Guarantee.

(a) Subject to this Article 7, each Guarantor, jointly and severally, and fully and unconditionally, guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Company hereunder or thereunder, that: (i) the principal of, premium, if any, and interest on the Notes shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Notes, if lawful (subject in all cases to any applicable grace period provided herein), and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder, including any obligations to repurchase the Notes from the Holders, shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of the Notes or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, each Guarantor shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(b) To the maximum extent permitted under applicable law, the obligations of any Guarantor hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Subject to Section 5.07 of the Base Indenture, each Guarantor shall waive diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture.

(c) If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to any of the Company or any Guarantors, any amount paid by any of them to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(d) No Guarantor shall be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. As between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 5, such obligations (whether or not due and payable) shall forthwith become due and payable by any Guarantors for the purpose of this Guarantee. Any Guarantor that makes a payment under its Guarantee shall have the right to seek contribution from any non-paying Guarantor, so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

Section 7.02. Limitation on Guarantor Liability.

The maximum aggregate amount guaranteed hereunder by any Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering the Indenture, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

Section 7.03. Execution and Delivery of Guarantee.

(a) To evidence its Guarantee set forth in Section 7.01, each Guarantor agrees that a supplemental indenture substantially in the form attached hereto as Exhibit F shall be executed on behalf of such Guarantor by one of its Officers.

(b) Each Guarantee set forth in Section 7.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

(c) If an Officer whose signature is on any Guarantee no longer holds that office at the time the Trustee authenticates the Security on which any Guarantee is endorsed, the Guarantee shall be valid nevertheless.

(d) The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in the Indenture on behalf of any Guarantor.

Section 7.04. Guarantors May Consolidate, etc., on Certain Terms.

(a) Except as set forth in Section 7.05, a Guarantor may not sell, lease, transfer, convey or otherwise dispose of all or substantially all of its properties or assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another Person, other than the Company or another Guarantor, unless (1) immediately after giving effect to that transaction, no Default or Event of Default exists and (2) the Person acquiring the property or assets in any such sale, lease, transfer, conveyance or other disposition or the Person formed by or surviving any such consolidation or merger (if other than the Guarantor) is organized or existing under the laws of the United States, any state thereof or the District of Columbia and assumes all the obligations of that Guarantor under the Indenture and its Guarantee pursuant to a supplemental indenture satisfactory to the Trustee.

(b) In case of any such consolidation, merger, sale, lease, transfer, conveyance or other disposition governed by Section 7.04(a)(2), upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by a Guarantor, such successor Person shall succeed to and be substituted for a Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

Section 7.05. Release of a Guarantor.

(a) Without prejudice to Section 4.03, any Guarantor shall be automatically released and relieved of any obligations under its Guarantee, (i) in connection with any sale or other disposition of all of the capital stock of such Guarantor, or all or substantially all of such Guarantor’s assets, to a Person that is not (either before or after giving effect to such transaction) the Company or a Domestic Subsidiary of the Company required to deliver a Guarantee under Section 4.03; (ii) upon Legal Defeasance or Covenant Defeasance (as defined below) as permitted under the Indenture; or (iii) upon release or discharge of all guarantees by such Guarantor of all other indebtedness of the Company, except a discharge or release by or as a result of payment under such guarantees of other indebtedness of the Company. Notwithstanding the foregoing, the Company shall not, directly or indirectly, sell or make any other disposition of all of the capital stock of any Guarantor or of all or substantially all of any Guarantor’s assets to a Person that is not a Domestic Subsidiary solely for the purpose of causing such Guarantor to be released from its Guarantee.

(b) Upon delivery by the Company to the Trustee of an Officer’s Certificate to the effect that one of the foregoing requirements has been satisfied and the conditions to the release of a Guarantor under this Section 7.05 have been met, the Trustee shall execute any documents reasonably required in order to evidence the release of such Guarantor from its obligations under its Guarantee. Any Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of principal of, premium, if any, and interest on the Securities as provided in this Article 7.

ARTICLE 8

AMENDMENT AND WAIVER

Solely for the benefit of the Holders of the Notes, Section 9.02 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

Section 8.01. “Section 9.02. Supplemental Indentures With Consent of Holders.

(a) The Company and the Trustee may enter into one or more supplemental indentures to add to, change or eliminate any of the provisions of this Indenture in respect of the Securities of a series with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Securities of such series (including consents obtained in connection with a tender offer or exchange offer for such Securities). Any past default or compliance with any provisions of this Indenture with respect to Securities of a series may be waived (except a default in the payment of principal, premium or interest and except as provided in Section 9.02(b)) with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Securities of such series.

(b) However, without the consent of each Holder of an outstanding Security of the affected series, no amendment may:

(i) change the due date of the principal of, or any installment of principal of or interest on any Security;

(ii) reduce the principal amount of, or any premium or interest rate on, any Security;

(iii) change the place or currency of payment of principal of, or any premium or interest on any Security;

(iv) impair the right to institute suit for the enforcement of any payment on or with respect to any Security; or

(v) reduce the percentage in principal amount of the then outstanding the Securities, the consent of whose holders is required for modification or amendment of this Indenture, for waiver of compliance with certain provisions of this Indenture or for waiver of certain defaults.

(c) The consent of the Holders of the Securities shall not be necessary to approve the particular form of any proposed amendment. It shall be sufficient if such consent approves the substance of the proposed amendment.

(d) After an amendment that requires the consent of the Holders of the affected Securities becomes effective, the Company shall mail (or send electronically) to each Holder of the affected Securities at such Holder’s address appearing in the register maintained by the Registrar pursuant to Section 3.05 a notice briefly describing such amendment. However, the failure to give such notice to all Holders of such Securities, or any defect therein, shall not impair or affect the validity of the amendment.

(e) Upon the written request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the receipt by the Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Holders as aforesaid and upon receipt by the Trustee of the documents described in Section 9.03, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture, in which case the Trustee may, but shall not be obligated to, enter into such supplemental indenture.”

ARTICLE 9

DEFEASANCE

Section 9.01. Defeasance. Subject to Section 13.04 of the Base Indenture, the Company may at any time elect to terminate its obligations with respect to the Notes (hereinafter, “Legal Defeasance”) except for obligations under Sections 3.05 and 3.06 of the Base Indenture and obligations under the TIA on a date the applicable conditions set forth in Section 13.04 of the Base Indenture are satisfied. If the Company exercises its Legal Defeasance option with respect to the Notes, payments of the Notes may not be accelerated because of an Event of Default with respect thereto. The Company may terminate its obligations with respect to the Notes under Sections 4.01, 4.02 and 4.03 of this First Supplemental Indenture and Section 7.04 of the Base Indenture on a date the applicable conditions set forth in Section 13.04 of the Base Indenture are satisfied (hereinafter, “Covenant Defeasance”) and thereafter, any failure to comply with any of Section 4.01, 4.02 or 4.03 of this First Supplemental Indenture or Section 7.04 of the Base Indenture will not constitute a Default or an Event of Default with respect to the Notes. The Company may exercise its Legal Defeasance option with respect to the Notes notwithstanding its prior exercise of its Covenant Defeasance option with respect to the Notes.

ARTICLE 10

MISCELLANEOUS

Section 10.01. Trust Indenture Act Controls. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this First Supplemental Indenture by the Trust Indenture Act, the required provision shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 10.02. New York Law to Govern. This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

Section 10.03. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or electronic transmissions (in “.pdf” or other format) shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronically (in “.pdf” or other format) shall be deemed to be their original signatures for all purposes. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any such communication sent to Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign or other electronic signature provider that the Company plans to use (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English.

The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 10.04. Severability. If any provision of this First Supplemental Indenture or the Notes shall be held to be illegal or unenforceable under applicable law, then the remaining provisions hereof shall be construed as though such invalid, illegal or unenforceable provision were not contained therein.

Section 10.05. Ratification. The Base Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed. The Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this First Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, and agrees to perform the same upon the terms and conditions of the Indenture.

Section 10.06. Effectiveness. The provisions of this First Supplemental Indenture shall become effective as of the date hereof.

Section 10.07. Trustee Makes No Representation. The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act under this First Supplemental Indenture.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Senior Vice President and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Bradley E. Scarbrough
Name: Bradley E. Scarbrough
Title: Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

FORM OF 0.650% NOTE DUE 2023

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No.: 879360 AA3

ISIN No.: US879360AA33

TELEDYNE TECHNOLOGIES INCORPORATED

No. [●]	$[●]

0.650% NOTE DUE 2023

TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation, as issuer (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $[●] on April 1, 2023.

Interest Payment Dates: April 1 and October 1 of each year, commencing October 1, 2021.

Record Dates: March 15 and September 15 of each year.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

Dated: [●], 2021	TELEDYNE TECHNOLOGIES INCORPORATED

By:
Name:
Title:

Certificate of Authentication

This is one of the 0.650% Notes due 2023 referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: [●], 2021

TELEDYNE TECHNOLOGIES INCORPORATED

0.650% NOTE DUE 2023

1. Interest. Teledyne Technologies Incorporated, a Delaware corporation, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 0.650% per annum. Interest hereon will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including March 22, 2021 to, but excluding, the date on which interest is paid. Interest shall be payable in arrears on April 1 and October 1 of each year, commencing October 1, 2021. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at the rate borne by the Notes.

2. Method of Payment. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on the March 15 and September 15 immediately preceding the interest payment date (whether or not a Business Day). Holders do not have to surrender Notes to a Paying Agent to collect principal payments. The Company will pay to the Paying Agent principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. If a Holder has given wire transfer instructions to the Company, the Company will pay, or cause to be paid by the Paying Agent, all principal (and premium, if any) and interest on that Holder’s Notes in accordance with those instructions. All other payments on the Notes will be made at the office or agency of the Paying Agent and Registrar unless the Company elects to make interest payments by check mailed to the Holders at their address set forth in the register of Holders.

3. Paying Agent and Registrar. Initially, U.S. Bank National Association (the “Trustee”) will act as a Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to the Holders. The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4. Indenture. This Note is one of the series designated on the face hereof. This Note is one of a duly authorized issue of securities of the Company issued and to be issued in one or more series under an Indenture, dated as of March 22, 2021 (the “Base Indenture”), between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of March 22, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended from time to time (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture.

5. Optional Redemption; Special Mandatory Redemption. The Notes of this series are subject to redemption at any time or from time to time, prior to April 1, 2023, in whole or in part, at the Company’s option at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. The Company may provide in such notice that payment of such price and performance of the Company’s obligations with respect to such redemption or purchase may be performed by another Person. Any such notice may, at the Company’s discretion, be subject to the satisfaction of one or more conditions precedent. In addition, the Notes may be subject to special mandatory redemption as further described in the First Supplemental Indenture.

Any notice to holders of Notes of a redemption pursuant to this paragraph 5 will include the appropriate calculation of the Redemption Price, but does not need to include the Redemption Price itself. The actual Redemption Price, calculated as described above, will be set forth in an Officer’s Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date.

6. Redemption Procedures. The Company will select Notes called for redemption in part pursuant to paragraph 5 on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to procedures of the Depositary); provided that Notes in principal amount of $2,000 or less shall be redeemed in whole and not in part. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note, or in the case of Notes represented by a Global Security, the outstanding principal amount of such Global Security will be reduced by book-entry. Notes called for redemption pursuant to paragraph 5 become due on the Redemption Date. On and after the Redemption Date, interest stops accruing on Notes or portions of them called for redemption (unless there is a default in the payment thereof).

7. Notice of Redemption. Notices of redemption pursuant to paragraph 5 shall be mailed by first class mail (or sent electronically) at least 10 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address with a copy to the Trustee. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.

8. Change of Control. Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 5, each Holder of Notes of this series shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at an offer price in cash equal to the Change of Control Payment. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

9. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture.

10. Persons Deemed Owners. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

11. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an “abandoned property” law designates another Person.

12. Amendment, Waiver, Etc. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend or waive the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act, providing for the assumption by a successor to the Company of its obligations under the Indenture and making any change that does not adversely affect the rights of any Holder in any material respect. Other amendments of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

13. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article 6 of the Supplemental Indenture, the predecessor corporation will, except as provided in Article 6 of the Supplemental Indenture, be released from those obligations.

14. Defaults and Remedies. Events of Default are set forth in the Supplemental Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture) occurs and is continuing, then, and in each and every such case, either the Trustee, by notice in writing to the Company, or the Holders of not less than 25% of the principal amount of the Notes then outstanding, by notice in writing to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare due and payable, if not already due and payable, the principal of and any accrued and unpaid interest on all of the Notes; and upon any such declaration all such amounts upon such Notes shall become and be immediately due and payable, anything in the Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture occurs, then the principal of and any accrued and unpaid interest on all of the Notes shall immediately become due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require security or indemnity satisfactory to it in its sole discretion before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power, provided, that the Trustee will be entitled to refuse to follow any such direction that conflicts with law or the Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or could, in reasonable likelihood, impose personal liability upon the Trustee, unless the Trustee is offered, and if requested, provided indemnity satisfactory to it. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest on the Notes) if it determines that withholding notice is in their best interests.

15. Trustee Dealings with Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee, in its individual or any other capacity, may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof, with the same rights it would have as if it were not Trustee.

16. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, agent, member or stockholder or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Notes.

17. Discharge; Defeasance. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or Government Obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

18. Guarantee. As more fully set forth in the First Supplemental Indenture, the Company’s obligations under the Notes shall be guaranteed, under certain circumstances, by certain Domestic Subsidiaries of the Company that execute a supplemental indenture in accordance with the Supplemental Indenture.

19. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

20. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Teledyne Technologies Incorporated

1049 Camino Dos Rios

Thousand Oaks, California 91360

Attn: General Counsel

Tel: (805)-373-4545

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:
Your
Signature:
Sign exactly as your name appears on the other side of this Note

Signature
Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF 0.950% NOTE DUE 2024

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No.: 879360 AB1

ISIN No.: US879360AB16

TELEDYNE TECHNOLOGIES INCORPORATED

No. [●]	$[●]

0.950% NOTE DUE 2024

TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation, as issuer (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $[●] on April 1, 2024.

Interest Payment Dates: April 1 and October 1 of each year, commencing October 1, 2021.

Record Dates: March 15 and September 15 of each year.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

Dated: [●], 2021	TELEDYNE TECHNOLOGIES INCORPORATED

By:
Name:
Title:

Certificate of Authentication

This is one of the 0.950% Notes due 2024 referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: [●], 2021

TELEDYNE TECHNOLOGIES INCORPORATED

0.950% NOTE DUE 2024

1. Interest. Teledyne Technologies Incorporated, a Delaware corporation, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 0.950% per annum. Interest hereon will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including March 22, 2021 to, but excluding, the date on which interest is paid. Interest shall be payable in arrears on April 1 and October 1 of each year, commencing October 1, 2021. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at the rate borne by the Notes.

2. Method of Payment. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on the March 15 and September 15 immediately preceding the interest payment date (whether or not a Business Day). Holders do not have to surrender Notes to a Paying Agent to collect principal payments. The Company will pay to the Paying Agent principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. If a Holder has given wire transfer instructions to the Company, the Company will pay, or cause to be paid by the Paying Agent, all principal (and premium, if any) and interest on that Holder’s Notes in accordance with those instructions. All other payments on the Notes will be made at the office or agency of the Paying Agent and Registrar unless the Company elects to make interest payments by check mailed to the Holders at their address set forth in the register of Holders.

3. Paying Agent and Registrar. Initially, U.S. Bank National Association (the “Trustee”) will act as a Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to the Holders. The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4. Indenture. This Note is one of the series designated on the face hereof. This Note is one of a duly authorized issue of securities of the Company issued and to be issued in one or more series under an Indenture, dated as of March 22, 2021 (the “Base Indenture”), between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of March 22, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended from time to time (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture.

5. Optional Redemption; Special Mandatory Redemption. The Notes of this series are subject to redemption at any time or from time to time, prior to April 1, 2022, in whole or in part, at the Company’s option at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. In addition, the Notes are subject to redemption at any time or from time to time, in whole or in part, at the Company’s option, from and after April 1, 2022, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, on such

Notes to, but excluding, the Redemption Date. The Company may provide in such notice that payment of such price and performance of the Company’s obligations with respect to such redemption or purchase may be performed by another Person. Any such notice may, at the Company’s discretion, be subject to the satisfaction of one or more conditions precedent. In addition, the Notes may be subject to special mandatory redemption as further described in the First Supplemental Indenture.

Any notice to holders of Notes of a redemption pursuant to this paragraph 5 will include the appropriate calculation of the Redemption Price, but does not need to include the Redemption Price itself. The actual Redemption Price, calculated as described above, will be set forth in an Officer’s Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date.

6. Redemption Procedures. The Company will select Notes called for redemption in part pursuant to paragraph 5 on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to procedures of the Depositary); provided that Notes in principal amount of $2,000 or less shall be redeemed in whole and not in part. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note, or in the case of Notes represented by a Global Security, the outstanding principal amount of such Global Security will be reduced by book-entry. Notes called for redemption pursuant to paragraph 5 become due on the Redemption Date. On and after the Redemption Date, interest stops accruing on Notes or portions of them called for redemption (unless there is a default in the payment thereof).

7. Notice of Redemption. Notices of redemption pursuant to paragraph 5 shall be mailed by first class mail (or sent electronically) at least 10 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address with a copy to the Trustee. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.

8. Change of Control. Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 5, each Holder of Notes of this series shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at an offer price in cash equal to the Change of Control Payment. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

9. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture.

10. Persons Deemed Owners. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

11. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an “abandoned property” law designates another Person.

12. Amendment, Waiver, Etc. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend or waive the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act, providing for the assumption by a successor to the

Company of its obligations under the Indenture and making any change that does not adversely affect the rights of any Holder in any material respect. Other amendments of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

13. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article 6 of the Supplemental Indenture, the predecessor corporation will, except as provided in Article 6 of the Supplemental Indenture, be released from those obligations.

14. Defaults and Remedies. Events of Default are set forth in the Supplemental Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture) occurs and is continuing, then, and in each and every such case, either the Trustee, by notice in writing to the Company, or the Holders of not less than 25% of the principal amount of the Notes then outstanding, by notice in writing to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare due and payable, if not already due and payable, the principal of and any accrued and unpaid interest on all of the Notes; and upon any such declaration all such amounts upon such Notes shall become and be immediately due and payable, anything in the Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture occurs, then the principal of and any accrued and unpaid interest on all of the Notes shall immediately become due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require security or indemnity satisfactory to it in its sole discretion before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power, provided, that the Trustee will be entitled to refuse to follow any such direction that conflicts with law or the Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or could, in reasonable likelihood, impose personal liability upon the Trustee, unless the Trustee is offered, and if requested, provided indemnity satisfactory to it. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest on the Notes) if it determines that withholding notice is in their best interests.

15. Trustee Dealings with Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee, in its individual or any other capacity, may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof, with the same rights it would have as if it were not Trustee.

16. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, agent, member or stockholder or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Notes.

17. Discharge; Defeasance. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or Government Obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

18. Guarantee. As more fully set forth in the First Supplemental Indenture, the Company’s obligations under the Notes shall be guaranteed, under certain circumstances, by certain Domestic Subsidiaries of the Company that execute a supplemental indenture in accordance with the Supplemental Indenture.

19. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

20. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Teledyne Technologies Incorporated

1049 Camino Dos Rios

Thousand Oaks, California 91360

Attn: General Counsel

Tel: (805)-373-4545

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:
Your
Signature:
Sign exactly as your name appears on the other side of this Note

Signature
Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

FORM OF 1.600% NOTE DUE 2026

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No.: 879360 AC9

ISIN No.: US879360AC98

TELEDYNE TECHNOLOGIES INCORPORATED
No. [●]	$[●]

1.600% NOTE DUE 2026

TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation, as issuer (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $[●] on April 1, 2026.

Interest Payment Dates: April 1 and October 1 of each year, commencing October 1, 2021.

Record Dates: March 15 and September 15 of each year.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

Dated: [●], 2021	TELEDYNE TECHNOLOGIES INCORPORATED

By:
Name:
Title:

Certificate of Authentication

This is one of the 1.600% Notes due 2026 referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: [●], 2021

TELEDYNE TECHNOLOGIES INCORPORATED

1.600% NOTE DUE 2026

1. Interest. Teledyne Technologies Incorporated, a Delaware corporation, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 1.600% per annum. Interest hereon will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including March 22, 2021 to, but excluding, the date on which interest is paid. Interest shall be payable in arrears on April 1 and October 1 of each year, commencing October 1, 2021. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at the rate borne by the Notes.

2. Method of Payment. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on the March 15 and September 15 immediately preceding the interest payment date (whether or not a Business Day). Holders do not have to surrender Notes to a Paying Agent to collect principal payments. The Company will pay to the Paying Agent principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. If a Holder has given wire transfer instructions to the Company, the Company will pay, or cause to be paid by the Paying Agent, all principal (and premium, if any) and interest on that Holder’s Notes in accordance with those instructions. All other payments on the Notes will be made at the office or agency of the Paying Agent and Registrar unless the Company elects to make interest payments by check mailed to the Holders at their address set forth in the register of Holders.

3. Paying Agent and Registrar. Initially, U.S. Bank National Association (the “Trustee”) will act as a Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to the Holders. The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4. Indenture. This Note is one of the series designated on the face hereof. This Note is one of a duly authorized issue of securities of the Company issued and to be issued in one or more series under an Indenture, dated as of March 22, 2021 (the “Base Indenture”), between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of March 22, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended from time to time (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture.

5. Optional Redemption; Special Mandatory Redemption. The Notes of this series are subject to redemption at any time or from time to time, prior to March 1, 2026, in whole or in part, at the Company’s option at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. In addition, the Notes are subject to redemption at any time or from time to time, in whole or in part, at the Company’s option, from and after March 1, 2026, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, on such Notes to, but excluding, the Redemption Date. The Company may provide in such notice that payment of such price and performance of the Company’s obligations with respect to such redemption or purchase may be performed by another Person. Any such notice may, at the Company’s discretion, be subject to the satisfaction of one or more conditions precedent. In addition, the Notes may be subject to special mandatory redemption as further described in the First Supplemental Indenture.

Any notice to holders of Notes of a redemption pursuant to this paragraph 5 will include the appropriate calculation of the Redemption Price, but does not need to include the Redemption Price itself. The actual Redemption Price, calculated as described above, will be set forth in an Officer’s Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date.

6. Redemption Procedures. The Company will select Notes called for redemption in part pursuant to paragraph 5 on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to procedures of the Depositary); provided that Notes in principal amount of $2,000 or less shall be redeemed in whole and not in part. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note, or in the case of Notes represented by a Global Security, the outstanding principal amount of such Global Security will be reduced by book-entry. Notes called for redemption pursuant to paragraph 5 become due on the Redemption Date. On and after the Redemption Date, interest stops accruing on Notes or portions of them called for redemption (unless there is a default in the payment thereof).

7. Notice of Redemption. Notices of redemption pursuant to paragraph 5 shall be mailed by first class mail (or sent electronically) at least 10 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address with a copy to the Trustee. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.

8. Change of Control. Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 5, each Holder of Notes of this series shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at an offer price in cash equal to the Change of Control Payment. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

9. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture.

10. Persons Deemed Owners. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

11. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an “abandoned property” law designates another Person.

12. Amendment, Waiver, Etc. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend or waive the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act, providing for the assumption by a successor to the

Company of its obligations under the Indenture and making any change that does not adversely affect the rights of any Holder in any material respect. Other amendments of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

13. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article 6 of the Supplemental Indenture, the predecessor corporation will, except as provided in Article 6 of the Supplemental Indenture, be released from those obligations.

14. Defaults and Remedies. Events of Default are set forth in the Supplemental Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture) occurs and is continuing, then, and in each and every such case, either the Trustee, by notice in writing to the Company, or the Holders of not less than 25% of the principal amount of the Notes then outstanding, by notice in writing to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare due and payable, if not already due and payable, the principal of and any accrued and unpaid interest on all of the Notes; and upon any such declaration all such amounts upon such Notes shall become and be immediately due and payable, anything in the Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture occurs, then the principal of and any accrued and unpaid interest on all of the Notes shall immediately become due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require security or indemnity satisfactory to it in its sole discretion before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power, provided, that the Trustee will be entitled to refuse to follow any such direction that conflicts with law or the Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or could, in reasonable likelihood, impose personal liability upon the Trustee, unless the Trustee is offered, and if requested, provided indemnity satisfactory to it. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest on the Notes) if it determines that withholding notice is in their best interests.

15. Trustee Dealings with Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee, in its individual or any other capacity, may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof, with the same rights it would have as if it were not Trustee.

16. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, agent, member or stockholder or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Notes.

17. Discharge; Defeasance. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or Government Obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

18. Guarantee. As more fully set forth in the First Supplemental Indenture, the Company’s obligations under the Notes shall be guaranteed, under certain circumstances, by certain Domestic Subsidiaries of the Company that execute a supplemental indenture in accordance with the Supplemental Indenture.

19. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

20. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Teledyne Technologies Incorporated

1049 Camino Dos Rios

Thousand Oaks, California 91360

Attn: General Counsel

Tel: (805)-373-4545

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:
Your
Signature:
Sign exactly as your name appears on the other side of this Note
Signature
Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

FORM OF 2.250% NOTE DUE 2028

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No.: 879360 AD7

ISIN No.: US879360AD71

TELEDYNE TECHNOLOGIES INCORPORATED

No. [●]	$[●]

2.250% NOTE DUE 2028

TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation, as issuer (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $[●] on April 1, 2028.

Interest Payment Dates: April 1 and October 1 of each year, commencing October 1, 2021.

Record Dates: March 15 and September 15 of each year.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

Dated: [●], 2021	TELEDYNE TECHNOLOGIES INCORPORATED

By:
Name:
Title:

Certificate of Authentication

This is one of the 2.250% Notes due 2028 referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: [●], 2021

TELEDYNE TECHNOLOGIES INCORPORATED

2.250% NOTE DUE 2028

1. Interest. Teledyne Technologies Incorporated, a Delaware corporation, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 2.250% per annum. Interest hereon will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including March 22, 2021 to, but excluding, the date on which interest is paid. Interest shall be payable in arrears on April 1 and October 1 of each year, commencing October 1, 2021. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at the rate borne by the Notes.

2. Method of Payment. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on the March 15 and September 15 immediately preceding the interest payment date (whether or not a Business Day). Holders do not have to surrender Notes to a Paying Agent to collect principal payments. The Company will pay to the Paying Agent principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. If a Holder has given wire transfer instructions to the Company, the Company will pay, or cause to be paid by the Paying Agent, all principal (and premium, if any) and interest on that Holder’s Notes in accordance with those instructions. All other payments on the Notes will be made at the office or agency of the Paying Agent and Registrar unless the Company elects to make interest payments by check mailed to the Holders at their address set forth in the register of Holders.

3. Paying Agent and Registrar. Initially, U.S. Bank National Association (the “Trustee”) will act as a Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to the Holders. The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4. Indenture. This Note is one of the series designated on the face hereof. This Note is one of a duly authorized issue of securities of the Company issued and to be issued in one or more series under an Indenture, dated as of March 22, 2021 (the “Base Indenture”), between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of March 22, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended from time to time (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture.

5. Optional Redemption. The Notes of this series are subject to redemption at any time or from time to time, prior to February 1, 2028, in whole or in part, at the Company’s option at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. In addition, the Notes are subject to redemption at any time or from time to time, in whole or in part, at the Company’s option, from and after February 1, 2028, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, on such Notes to, but excluding, the Redemption Date. The Company may provide in such notice that payment of such price and performance of the Company’s obligations with respect to such redemption or purchase may be performed by another Person. Any such notice may, at the Company’s discretion, be subject to the satisfaction of one or more conditions precedent.

Any notice to holders of Notes of a redemption pursuant to this paragraph 5 will include the appropriate calculation of the Redemption Price, but does not need to include the Redemption Price itself. The actual Redemption Price, calculated as described above, will be set forth in an Officer’s Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date.

6. Redemption Procedures. The Company will select Notes called for redemption in part pursuant to paragraph 5 on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to procedures of the Depositary); provided that Notes in principal amount of $2,000 or less shall be redeemed in whole and not in part. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note, or in the case of Notes represented by a Global Security, the outstanding principal amount of such Global Security will be reduced by book-entry. Notes called for redemption pursuant to paragraph 5 become due on the Redemption Date. On and after the Redemption Date, interest stops accruing on Notes or portions of them called for redemption (unless there is a default in the payment thereof).

7. Notice of Redemption. Notices of redemption pursuant to paragraph 5 shall be mailed by first class mail (or sent electronically) at least 10 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address with a copy to the Trustee. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.

8. Change of Control. Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 5, each Holder of Notes of this series shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at an offer price in cash equal to the Change of Control Payment. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

9. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture.

10. Persons Deemed Owners. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

11. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an “abandoned property” law designates another Person.

12. Amendment, Waiver, Etc. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend or waive the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act, providing for the assumption by a successor to the Company of its obligations under the Indenture and making any change that does not adversely affect the rights of any Holder in any material respect. Other amendments of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

13. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article 6 of the Supplemental Indenture, the predecessor corporation will, except as provided in Article 6 of the Supplemental Indenture, be released from those obligations.

14. Defaults and Remedies. Events of Default are set forth in the Supplemental Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture) occurs and is continuing, then, and in each and every such case, either the Trustee, by notice in writing to the Company, or the Holders of not less than 25% of the principal amount of the Notes then outstanding, by notice in writing to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare due and payable, if not already due and payable, the principal of and any accrued and unpaid interest on all of the Notes; and upon any such declaration all such amounts upon such Notes shall become and be immediately due and payable, anything in the Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture occurs, then the principal of and any accrued and unpaid interest on all of the Notes shall immediately become due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require security or indemnity satisfactory to it in its sole discretion before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power, provided, that the Trustee will be entitled to refuse to follow any such direction that conflicts with law or the Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or could, in reasonable likelihood, impose personal liability upon the Trustee, unless the Trustee is offered, and if requested, provided indemnity satisfactory to it. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest on the Notes) if it determines that withholding notice is in their best interests.

15. Trustee Dealings with Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee, in its individual or any other capacity, may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof, with the same rights it would have as if it were not Trustee.

16. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, agent, member or stockholder or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Notes.

17. Discharge; Defeasance. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or Government Obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

18. Guarantee. As more fully set forth in the First Supplemental Indenture, the Company’s obligations under the Notes shall be guaranteed, under certain circumstances, by certain Domestic Subsidiaries of the Company that execute a supplemental indenture in accordance with the Supplemental Indenture.

19. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

20. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Teledyne Technologies Incorporated

1049 Camino Dos Rios

Thousand Oaks, California 91360

Attn: General Counsel

Tel: (805)-373-4545

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:
Your
Signature:
Sign exactly as your name appears on the other side of this Note
Signature
Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT E

FORM OF 2.750% NOTE DUE 2031

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP No.: 879360 AE5

ISIN No.: US879360AE54

TELEDYNE TECHNOLOGIES INCORPORATED

No. [●]	$[●]

2.750% NOTE DUE 2031

TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation, as issuer (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $[●] on April 1, 2031.

Interest Payment Dates: April 1 and October 1 of each year, commencing October 1, 2021.

Record Dates: March 15 and September 15 of each year.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

Dated: [●], 2021	TELEDYNE TECHNOLOGIES INCORPORATED

By:
Name:
Title:

Certificate of Authentication

This is one of the 2.750% Notes due 2031 referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: [●], 2021

TELEDYNE TECHNOLOGIES INCORPORATED

2.750% NOTE DUE 2031

1. Interest. Teledyne Technologies Incorporated, a Delaware corporation, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 2.750% per annum. Interest hereon will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including March 22, 2021 to, but excluding, the date on which interest is paid. Interest shall be payable in arrears on April 1 and October 1 of each year, commencing October 1, 2021. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at the rate borne by the Notes.

2. Method of Payment. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on the March 15 and September 15 immediately preceding the interest payment date (whether or not a Business Day). Holders do not have to surrender Notes to a Paying Agent to collect principal payments. The Company will pay to the Paying Agent principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. If a Holder has given wire transfer instructions to the Company, the Company will pay, or cause to be paid by the Paying Agent, all principal (and premium, if any) and interest on that Holder’s Notes in accordance with those instructions. All other payments on the Notes will be made at the office or agency of the Paying Agent and Registrar unless the Company elects to make interest payments by check mailed to the Holders at their address set forth in the register of Holders.

3. Paying Agent and Registrar. Initially, U.S. Bank National Association (the “Trustee”) will act as a Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to the Holders. The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4. Indenture. This Note is one of the series designated on the face hereof. This Note is one of a duly authorized issue of securities of the Company issued and to be issued in one or more series under an Indenture, dated as of March 22, 2021 (the “Base Indenture”), between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of March 22, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended from time to time (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture.

5. Optional Redemption; Special Mandatory Redemption. The Notes of this series are subject to redemption at any time or from time to time, prior to January 2, 2031, in whole or in part, at the Company’s option at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due at maturity of such Notes (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. In addition, the Notes are subject to redemption at any time or from time to time, in whole or in part, at the Company’s option, from and after January 2, 2031, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, on such Notes to, but excluding, the Redemption Date. The Company may provide in such notice that payment of such price and performance of the Company’s obligations with respect to such redemption or purchase may be performed by another Person. Any such notice may, at the Company’s discretion, be subject to the satisfaction of one or more conditions precedent. In addition, the Notes may be subject to special mandatory redemption as further described in the First Supplemental Indenture.

Any notice to holders of Notes of a redemption pursuant to this paragraph 5 will include the appropriate calculation of the Redemption Price, but does not need to include the Redemption Price itself. The actual Redemption Price, calculated as described above, will be set forth in an Officer’s Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date.

6. Redemption Procedures. The Company will select Notes called for redemption in part pursuant to paragraph 5 on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to procedures of the Depositary); provided that Notes in principal amount of $2,000 or less shall be redeemed in whole and not in part. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note, or in the case of Notes represented by a Global Security, the outstanding principal amount of such Global Security will be reduced by book-entry. Notes called for redemption pursuant to paragraph 5 become due on the Redemption Date. On and after the Redemption Date, interest stops accruing on Notes or portions of them called for redemption (unless there is a default in the payment thereof).

7. Notice of Redemption. Notices of redemption pursuant to paragraph 5 shall be mailed by first class mail (or sent electronically) at least 10 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address with a copy to the Trustee. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.

8. Change of Control. Upon the occurrence of a Change of Control Triggering Event, unless all Notes have been called for redemption pursuant to paragraph 5, each Holder of Notes of this series shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at an offer price in cash equal to the Change of Control Payment. The Change of Control Offer will be made in accordance with the terms specified in the Indenture.

9. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture.

10. Persons Deemed Owners. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

11. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an “abandoned property” law designates another Person.

12. Amendment, Waiver, Etc. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend or waive the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act, providing for the assumption by a successor to the

Company of its obligations under the Indenture and making any change that does not adversely affect the rights of any Holder in any material respect. Other amendments of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

13. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article 6 of the Supplemental Indenture, the predecessor corporation will, except as provided in Article 6 of the Supplemental Indenture, be released from those obligations.

14. Defaults and Remedies. Events of Default are set forth in the Supplemental Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture) occurs and is continuing, then, and in each and every such case, either the Trustee, by notice in writing to the Company, or the Holders of not less than 25% of the principal amount of the Notes then outstanding, by notice in writing to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare due and payable, if not already due and payable, the principal of and any accrued and unpaid interest on all of the Notes; and upon any such declaration all such amounts upon such Notes shall become and be immediately due and payable, anything in the Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Sections 5.01(e) and 5.01(f) of the Supplemental Indenture occurs, then the principal of and any accrued and unpaid interest on all of the Notes shall immediately become due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require security or indemnity satisfactory to it in its sole discretion before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power, provided, that the Trustee will be entitled to refuse to follow any such direction that conflicts with law or the Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or could, in reasonable likelihood, impose personal liability upon the Trustee, unless the Trustee is offered, and if requested, provided indemnity satisfactory to it. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest on the Notes) if it determines that withholding notice is in their best interests.

15. Trustee Dealings with Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee, in its individual or any other capacity, may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof, with the same rights it would have as if it were not Trustee.

16. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, agent, member or stockholder or Affiliate of the Company, as such, shall have any liability for any obligations of the Company under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Notes.

17. Discharge; Defeasance. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or Government Obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

18. Guarantee. As more fully set forth in the First Supplemental Indenture, the Company’s obligations under the Notes shall be guaranteed, under certain circumstances, by certain Domestic Subsidiaries of the Company that execute a supplemental indenture in accordance with the Supplemental Indenture.

19. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

20. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Teledyne Technologies Incorporated

1049 Camino Dos Rios

Thousand Oaks, California 91360

Attn: General Counsel

Tel: (805)-373-4545

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:
Your
Signature:
Sign exactly as your name appears on the other side of this Note
Signature
Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT F

FORM OF SUPPLEMENTAL INDENTURE

TO BE DELIVERED BY GUARANTORS

FORM OF SUPPLEMENTAL INDENTURE

TO BE DELIVERED BY GUARANTORS

THIS [_________] SUPPLEMENTAL INDENTURE, dated as of [●] (the “Supplemental Indenture”), between [●] (the “Guarantor”) and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, Teledyne Technologies Incorporated, a Delaware corporation (the “Company”), has executed and delivered to the Trustee an Indenture, dated as of March 22, 2021 (the “Indenture”), as supplemented by the First Supplemental Indenture thereto, dated as of March 22, 2021 (the “First Supplemental Indenture”), providing for the issuance by the Company of its 0.650% Notes due 2023 (the 2023 Notes), 0.950% Notes due 2024 (the “2024 Notes”), 1.600% Notes due 2026 (the “2026 Notes”), 2.250% Notes due 2028 (the “2028 Notes”) and 2.750% Notes due 2031 (the “2031 Notes” and, together with the 2023 Notes, the 2024 Notes, the 2026 Notes and the 2028 Notes, the “Securities”);

WHEREAS, the Indenture provides that, under certain circumstances, the Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantor shall unconditionally guarantee all of the Company’s obligations under the Securities and the Indenture on the terms and conditions set forth herein;

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Guarantor and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

NOW, THEREFORE, in consideration of the premises and the purchase and acceptance of the Securities by the Holders thereof, the Guarantor covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein as follows:

1. Generally.

(a) Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Indenture.

(b) The rules of construction set forth in the Indenture shall be applied hereto as if set forth in full herein.

2. Agreement to Guarantee.

(a) In accordance with the terms of Article 7 of the First Supplemental Indenture, the Guarantor jointly and severally, with any other Guarantors, and fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities or the obligations of the Company hereunder or thereunder, that:

(i)

the principal of, premium, if any, and interest on the Securities shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities, if lawful (subject in all cases to any applicable grace period provided in the Indenture), and all other obligations of the Company to the Holders or the Trustee under the Securities or under the Indenture, including any obligations to repurchase Securities from the Holders, will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(ii)

in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor shall be jointly and severally obligated to pay the same immediately. The Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(b) The Guarantor hereby agrees that, to the maximum extent permitted under applicable law, its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor.

(c) The Guarantor, pursuant to Section 7.02 of the First Supplemental Indenture, hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities and the Indenture.

(d) The Guarantor agrees that if any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to any of the Company or the Guarantors, any amount paid by any of them to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(e) The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

(f) The Guarantor agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 5 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

(g) If the Guarantor makes a payment under its Guarantee, the Guarantor shall have the right to seek contribution from any non-paying Guarantor, so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

(h) The Guarantor confirms, pursuant to Section 7.02 of the First Supplemental Indenture, that the maximum aggregate amount guaranteed hereunder shall not exceed the maximum amount that can be hereby guaranteed without rendering this Guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

3. Execution and Delivery. The Guarantor agrees that the Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

4. Guarantor May Consolidate, etc., on Certain Terms.

(a) Except as set forth in Section 5 hereto, the Guarantor agrees that it may not sell, lease, transfer, convey or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not the Guarantor is the surviving Person), another Person, other than the Company or another Guarantor, unless (1) immediately after giving effect to that transaction, no Default or Event of Default exists and (2) the Person acquiring the property in any such sale, lease, transfer, conveyance or other disposition or the Person formed by or surviving any such consolidation or merger (if other than the Guarantor) is organized or existing under the laws of the United States of America, any State thereof or the District of Columbia and assumes all the obligations of the Guarantor under the Indenture and the Guarantee pursuant to a supplemental indenture satisfactory to the Trustee.

(b) In case of any such consolidation, merger, sale, lease, transfer, conveyance or other disposition governed by Section 4(a)(2), above, upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions to be performed by the Guarantor pursuant to the Indenture, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as the Guarantor. Such successor Person thereupon may cause to be signed any or all of the Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. Any Guarantee so issued shall in all respects have the same legal rank and benefit under the Indenture as the Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

5. Release.

(a) The Guarantor shall be automatically released and relieved of any obligations under its Guarantee, (i) in connection with any sale or other disposition of all of the capital stock of the Guarantor, or all or substantially all of the Guarantor’s assets, to a Person that is not (either before or after giving effect to such transaction) the Company or a Domestic Subsidiary of the Company required to deliver a Guarantee under Section 4.03 of the First Supplemental Indenture; (ii) upon Legal Defeasance or Covenant Defeasance as permitted under the Indenture; or (iii) upon release or discharge of all guarantees by the Guarantor of all other indebtedness of the Company, except a discharge or release by or as a result of payment under such guarantees of other indebtedness of the Company. In addition, if applicable, the Guarantor shall be automatically released and relieved of any obligations under its Guarantee in accordance with Section 4.03 of the First Supplemental Indenture.

(b) Upon delivery by the Company to the Trustee of an Officer’s Certificate to the effect that one of the foregoing requirements has been satisfied and the conditions to the release of the Guarantor under this Section 5 have been met, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantor from its obligations under its Guarantee. If the Guarantor is not released from its obligations under the Guarantee, the Guarantor shall remain liable for the full amount of principal of, premium, if any, and interest on the Securities and for any other obligations of the Company as provided in Article 7 of the First Supplemental Indenture.

6. No Recourse Against Others. Pursuant to Section 1.15 of the Indenture, no director, officer, employee, incorporator, stockholder, member, manager or partner of the Guarantor shall have any liability for any obligations of the Guarantor under the Securities, the Indenture, the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation.

7. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Guarantor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Securities.

8. Headings, Etc. The headings of Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

9. Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed copy shall be deemed an original, but all of them together represent one and the same agreement.

10. Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed all as of the date and year first written above.

[GUARANTOR]

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title: